KCBS-FM MARKETING
AGENCY AGREEMENT

AGREEMENT made as **March 14, 2005** by and between **KCBS-FM Marketing, 5901 Venice Blvd., Los Angeles, CA 90034** (hereinafter "Agency"), and **Provision Interactive Technologies, Inc., 9253 Eton Avenue, Chatsworth, CA 91311 (hereinafter "Client")**.

In consideration of the mutual covenants herein contained, the parties hereto have agreed and do agree as follows:

1. KCBS-FM Marketing will enter into media and promotion programs on behalf of Client to **support the launch of one-hundred (100) 3DEO Rewards Center Kiosks for placement in Southern California retail / grocery locations.** KCBS-FM Marketing shall provide Client with monthly notice of sales and orders and promotions. KCBS-FM Marketing will enter into no contracts on behalf of Client without a signed purchase order, insertion order, agreement or contract from Client.

2. The <u>term</u> of this Agreement will commence on March 3, 2005 and will continue for a period of one year, through March 7, 2006. This agreement will automatically renew for additional **One (1) year** periods unless either party provides the other with written notice of termination no less than 30 days prior to the expiration of the then-current term.

3. The basis of KCBS-FM Marketing compensation shall be as follows:

   (a) KCBS-FM Marketing may develop custom sponsorship, advertising and promotional sales programs for the benefit of Client and with the written approval of Client that may include media, retail promotion, and development of promotional materials for third-parties ("Sponsors"), and KCBS-FM Marketing will jointly develop with Client a sponsorship solicitation list including sponsorship categories such as Bottling Companies, Packaged Goods Companies, Motion Picture Studios, Entertainment Events and other advertisers and sponsors who will fund such sponsorship, advertising and promotional sales programs that will be developed and sold according to the agreed upon list between Client and KCBS-FM Marketing. Client will screen list of potential Sponsors to screen for duplication of accounts already pitched by Client. Client may allow KCBS-FM Marketing to participate in joint sales calls and strategies with its coupon sales agency Encore, and Client will attend sales calls with KCBS-FM Marketing as necessary.

   (b) On advertising, promotion or sponsorship funds obtained by KCBS-FM Marketing from Sponsors and directed to Client in conjunction with support the launch of Client's 3DEO Rewards Center Kiosks, and subject to this Agreement, KCBS-FM Marketing shall be entitled to retain a commission in the amount of 15% of gross sales, or alternately shall be entitled to mark-up net sales with commission calculated and retained at net sales x 1.1765%. KCBS-FM Marketing may collect funds from Sponsors for packaged promotional programs that include hard costs for technologies and advertising provided by Client, with no limit to additional media and promotional components funded separately by Sponsors, and KCBS-FM Marketing will have no limits to margins, commissions, partner fees or other revenues from Sponsors generated in addition to revenues directed to Client.

   (c) For all of the above, KCBS-FM Marketing agrees to bill third party Sponsors in advance and all payments are due and payable from Sponsor to KCBS-FM Marketing in accordance with the terms and conditions of the Insertion Order, attached as Addendum "B" to this Agreement. KCBS-FM Marketing will invoice Sponsor directly, collect funds

Ct

from Sponsor, and disburse to the Client funds due to them within thirty (30) days after receipt of funds from Sponsor.

(d) Client shall make available to KCBS-FM Marketing the ability to provide Sponsors with opportunity to trade "media tags" (e.g. radio air time, point-of-purchase materials, marketing materials, etc.), exclusive of hard costs, for the non-hard cost portion of display advertising on 3DEO Rewards Centers. For example, where 3DEO Rewards Center advertising rate card is $25,000, Sponsors could provide a total of $25,000 via a combination of "media tags" and cash. Client reserves the exclusive right to determine and approve the acceptable amount of media tags offered to Sponsors on a case-by case basis.

4.

(a) KCBS-FM Marketing agrees that any and all contracts, correspondence, books, accounts and other sources of information relating to Client's account shall be available for inspection at KCBS-FM Marketing.

(b) KCBS-FM Marketing will provide promotional support as outlined in Addendum "A" of this agreement.

5. (a) Client will indemnify and hold KCBS-FM Marketing, its parent corporation, its affiliates and their respective officers, directors, employees, and representatives and the successors and assigns of any of them (the "KCBS-FM Marketing Indemnitees") harmless with respect to any claims or actions instituted by third parties, and shall reimburse the KCBS-FM Marketing Indemnitees for all claims, damages, costs, and expenses, including without limitation, interest, penalties, court costs and reasonable attorney's fees, which result from the use by KCBS-FM Marketing of material furnished or approved by Client or where material created by KCBS-FM Marketing is substantially changed by Client, or which result from the breach by Client of this Agreement. Information or data obtained by KCBS-FM Marketing from Client to substantiate claims made in advertising shall be deemed to be "materials furnished by Client." KCBS-FM Marketing will indemnify and hold Client, its parent corporation, its affiliates and their respective officers, directors, employees, and representatives and the successors and assigns of any of them (the "Client Indemnitees") harmless with respect to any claims or actions instituted by third parties, and shall reimburse the Client Indemnitees for all claims, damages, costs, and expenses, including without limitation, interest, penalties, court costs and reasonable attorney's fees, which result from the use by Client of material furnished by KCBS-Marketing (except where such material was approved by Client) or where material created by Client is substantially changed by Client (except where such material was approved by Client), or which result from the breach by Client or KCBS-FM Marketing of this Agreement.

KCBS-FM Marketing shall indemnify, defend and hold harmless Provision Interactive Technologies, Inc. from and against any and all claims, liabilities, damages, costs and expenses, including attorneys fees, resulting from or in any way related to KCBS-FM Marketing use of the rights granted to KCBS-FM Marketing Indemnitees, or KCBS-FM Marketing goods or services supplied hereunder. In the event Sponsor is a supplier of goods and/or services hereunder, KCBS-FM Marketing shall, during the term hereof, keep and maintain comprehensive public liability insurance in a combined single limit of no less than $1 million, and products liability insurance in the same amount, each insuring against risks relating to KCBS-FM Marketing goods and/or services hereunder, and each naming the other party as additional insureds. KCBS-FM Marketing shall deliver to Client copies of said policies or certificates relating to the same. Except for those matters described above for which KCBS-FM Marketing shall indemnify Client, the Client shall indemnify, defend and hold harmless KCBS-FM Marketing from and against any and all claims, liabilities, damages, costs and expenses, including attorneys fees, resulting from or in any way related to the Client, the Marks, the official events or activities of the Client, or this Agreement.

(b) In the event of any proceeding against Client by any regulatory agency or in the event of any court action or self regulatory action challenging any programs prepared by KCBS-

BT

FM Marketing, KCBS-FM Marketing shall assist in the preparation of the defense of such action or proceeding and cooperate with Client and Client's attorneys.

6. Client agrees that any such advertising, merchandising, packaging, and similar plans and ideas prepared by KCBS-FM Marketing and submitted to Client (whether submitted separately or in conjunction with or as part of other material) shall remain KCBS-FM Marketing property unless it was either mutually agreed in writing that any such plan or idea became Client property, or specific payment of the cost of its development was agreed upon and made by Client. This Agreement and material provided by KCBS-FM Marketing shall be and remain confidential between the parties hereto, and neither party shall reveal the same to any third party other than its accountants or attorneys or otherwise as required by process of law. Any breach of this Section shall constitute a material breach of this Agreement. This Section shall survive the termination of this Agreement.

7. (a) Except as agreed upon otherwise, upon termination of this contract, KCBS-FM Marketing shall transfer, assign and make available to Client all property and materials in KCBS-FM Marketing's possession or control belonging to and paid for by Client, subject however, to any rights of third parties. Client agrees to return to KCBS-FM Marketing any copy, artwork, films, diskettes, or other physical embodiment of the creative work relating to any such ideas or plans, which may be in Client's possession upon termination.

(b) Creative property owned or produced by Sponsor is the sole property of Sponsors. Creative property owned or produced by Client is the sole property of Client. Voice and talent produced by KCBS-FM Marketing is owned by KCBS-FM Marketing. The duplication of talents' voice cannot be used outside of the campaign without the written consent of KCBS-FM Marketing. Outside production provided by Sponsors is owned by Sponsors. Outside production provided by Client is owned by Client.

(c) KCBS-FM Marketing will also give all reasonable cooperation toward transferring, with approval of third-party Sponsors, all contracts and other arrangements with advertising media for advertising space and talent, and other materials yet to be used, and all rights and claims thereto and therein, upon being duly released from the obligation thereof.

(d) Upon termination, no rights or liabilities shall arise out of this relationship except as set forth herein, regardless of any plans which may have been made for future programs, except that any commission for sales placed under this Agreement will continue to run and be paid to KCBS-FM Marketing for up to one (1) year after expiration or termination.

8. (a) All notices, demands, requests, approvals, or other communications which may be or are required to be given, served or sent pursuant to this Agreement shall be in writing and shall be personally delivered (overnight courier delivery shall be deemed personal delivery) or transmitted by facsimile addressed as follows:

If to KCBS-FM Marketing:

KCBS-FM Marketing
5901 Venice Blvd.
Los Angeles, CA 90034
323-930-7546
Fax: 323-931-5099
Attention: Chris Card

with a copy (which shall not constitute notice) to:

Leventhal, Senter & Lerman PLLC
2000 K Street, NW, Suite 600
Washington, DC 20006
Facsimile: 202-293-7783
Attention: Steven A. Lerman, Esq.

If to the Client:

Provision Interactive Technologies, Inc.
9253 Eton Avenue
Chatsworth, CA 91311
Attention: Curt Thornton, President and CEO
Facsimile: 818.775.1628

Either party may change its address by giving notice to the other party in the manner set forth above. Each notice, demand, request, approval or communication which shall be transmitted in the manner described above, shall be deemed sufficiently given, sent or received for all purposes at such time as it is delivered to the addressee (with respect to transmission via facsimile, the answer-back or other confirmation being deemed conclusive evidence of such delivery), or at such time as delivery is refused by the addressee upon presentation.

(b) KCBS-FM Marketing is acting hereunder as an independent contractor, and nothing contained in this Agreement shall create any association, partnership, joint venture, agency or employment relationship between KCBS-FM Marketing and Client.

(c) If any part of any provision of this Agreement or any other agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of said provisions or the remaining provisions of said Agreement.

(d) This Agreement shall not be amended, altered, or modified except by an instrument in writing duly executed by the parties hereto.

(e) This Agreement constitutes the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior oral or written agreements, commitments and understandings with respect to the matters provided herein. This Agreement shall not be amended, altered, or modified except by an instrument in writing duly executed by the parties hereto.

(f) This Agreement, the rights and obligations hereunder, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of **California**. The parties agree that the state and federal courts located in the State of **California** shall be the sole venue and have sole jurisdiction for the settlement of all disputes arising hereunder.

(g) Neither party shall be liable for any failure or delay due to act of God; inevitable accident; fire, riot or civil commotion; act of public enemy; enactment, rule, order or act of government or governmental instrumentality (whether federal, state, local or foreign); failure of technical facilities; or other cause of similar or different nature beyond the control of the parties.

The parties hereto have caused this Agreement to be duly executed as of the date first written above.

KCBS-FM Marketing, Los Angeles, California

By: [signature]
Name: Rosemary Hernandez
Title: Director of Strategic Marketing

By: [signature] 3/18/05
Name: Jeff Federman
Title: Vice President and General Manager

Provision Interactive Technologies, Inc.

By: [signature]
Name: Curt Thornton
Title: President and CEO

Addendum "A"

I. AGENCY PROVIDES:

A. Exclusive Sweepstakes and Promotion Agency services for 3DEO Rewards Centers
B. Sales and Marketing to promotion sponsors and potential partners
C. Packaging of advertising programs with promotions and sweepstakes
D. Consistency of look and feel of programs
E. Solicitation of retailers, vendors and partners for promotional opportunities
F. Attendance at joint sales calls and development of marketing strategies.
G. Sales of Advertising Slots defined as a combination of
   1) Holovision ads,
   2) Touch Screen ads, and
   3) Coupons on 3DEO Rewards Center Kiosks placed in Southern California retail/grocery locations.
H. Agency may sell up to twenty (20) Holo ads, twenty (20) Touch Screen ads, and forty-five (45) Coupons per kiosk per month as coordinated by Client.
I. Agency will submit insertion orders, advertising orders, or purchase orders to reserve Advertising Slots on 3DEO Rewards Centers.

II. Client will provide:

A. Availability of Advertising Slots defined as a combination of
   1) Holovision ads,
   2) Touch Screen Ads, and
   3) Coupons available on 3DEO Rewards Center Kiosks placed in Southern California retail/grocery locations.
B. Discount / trade for media mentions on Advertising Slots exchanged for promotion. Client reserves the exclusive right to determine and approve the acceptable amount of discount/trade offered on a case-by case basis.
C. Availability of monthly Advertising Slots on 3DEO Rewards Kiosks. Client will coordinate inventory of Advertising Slots available for sale.
D. Placement, production, and management of one-hundred (100) 3DEO Rewards Center Kiosks for placement in Southern California retail / grocery locations.
E. Best efforts to extend to KCBS-FM Marketing the opportunity to attend joint sales calls and strategic marketing sessions.
F. Client's Copy points, authorized logos, and merchandising materials as necessary.

CA

Addendum "B"

EXAMPLES OF INSERTION ORDER FORM, ADVERTISING FORM, PROMOTION FORM

CA

KCBS-FM MARKETING
SPONSORSHIP AGREEMENT

This agreement (the "*Agreement*") dated as of **August 17, 2004**, is by and **between Infinity Broadcasting Operations, Inc. d/b/a KCBS-FM Marketing** ("*KCBS-FM Marketing*") **5901 Venice Blvd., Los Angeles, CA 90034,** and **[name of business]** ("*Sponsor*"), **[address]** with respect to advertising, promotional and sponsorship services for **[name of event]** (the "*Event*") scheduled to take place on **[date]** at the **[name of venue]** ("*Venue*").

1. Term. The term of this Agreement (the "*Term*") shall begin as of the date set forth above and continue through the later of conclusion of the last Event, which is currently scheduled for **[date]**, or the date on which all obligations of the parties set forth herein have been fulfilled. **Due to the promotional nature of this Agreement, the parties agree that this Agreement is firm and non-cancelable by Sponsor.**

2. KCBS-FM Marketing's Responsibilities. KCBS-FM Marketing agrees that is shall be responsible for the following:

[list all of KCBS-FMMarketing's responsibilities in lettered paragraphs – BE EXPLICIT (for example "provide Sponsor with exclusive sponsorship in the soft drink category", "provide Sponsor with two tables and 4 signs at the Event")]

[include description of on-air schedule if any, that any Infinity station will be required to carry (for example "provide Sponsor with a minimum of twenty-five (25) promotional announcements on Station WZZZ in rotating dayparts between August 9, 2001 and August 13, 2001)]

3. Sponsor's Responsibilities. Sponsor agrees that is shall be responsible for the following:

[list all of Sponsor's responsibilities in lettered paragraphs – BE EXPLICIT]

4. Fees/Revenues. The parties agree to the following:

[describe the fee arrangement between the parties including $ amount, kind of payment accepted and when each payment will be due – i.e. payment due on billing, collection, upfront, in cash]

In witness whereof, this Agreement and the standard terms and conditions attached hereto is executed as of the date set forth above.

Infinity Broadcasting Operations, Inc. d/b/a KCBS-FM Marketing

By ______________________________
Jeff Federman
VP/General Manager

[SPONSOR]

By ______________________________
Name: ______________
Title: ______________

KCBS-FM Marketing Sponsorship Agreement
Standard Terms and Conditions

Representations and Warranties. Each party hereto represents, warrants and covenants to the others as that (a) it has the full right and legal authority to enter into and fully perform this Agreement in accordance with the terms and conditions hereof; and (b) the execution, delivery and performance of this Agreement does not and will not violate or cause a breach of any other agreements or obligations to which it is a party or by which it is bound, and no approval or other action by any governmental authority or agency, or any other individual or entity, is required in connection herewith.

Insurance. Each party will purchase and maintain insurance of the following type and with the following minimum limits: Comprehensive General Liability Bodily Injury & Property Damage (including advertisers liability): $1,000,000 each occurrence; Comprehensive Automobile Liability Bodily Injury & Property Damage: $ 1,000,000 each occurrence; Workers' Compensation: Statutory Benefits required in the state of operation. Sponsor will furnish evidence of such insurance to KCBS-FM Marketing prior to the start of the Event. The evidence should be in the form of a Certificate of Insurance which shall name Infinity Broadcasting Corporation and Viacom, Inc. as additional insureds. The certificate should contain a clause indicating that a 30-day notice of cancellation or material change will be provided to KCBS-FM Marketing. Sponsor shall keep such insurance in effect during the Term of the Agreement.

Indemnity. Each of KCBS-FM Marketing and Sponsor shall indemnify, defend, and hold harmless the other party (the "*Indemnified Party*"), its affiliates and their respective officers, directors, employees and representatives, and the successors and assigns of any of them, from and against, and reimburse them for, all claims, damages, costs and expenses, including, without limitation, interest, penalties, court costs and reasonable attorneys' fees and expenses, resulting from (a) any breach of any representation, warranty, covenant, obligation or other agreement contained in this Agreement; (b) out of any failure of such party to comply with any applicable laws, statutes, ordinances or regulations; (c) any act or omission or negligence of such party or its employees, agents, contractors or invitees; and/or (d) any claim for personal injury or property damage or otherwise brought on behalf of any third party person, firm or corporation against the Indemnified Party as a result of or in connection with services provided by the indemnifying party under this Agreement, which claim does not result from the intentional acts or the gross negligence of the Indemnified Party. All of the foregoing indemnities shall survive the termination of this Agreement.

Trademarks. Sponsor hereby grants to KCBS-FM Marketing, and KCBS-FM Marketing hereby accepts from Sponsor for the Term of this Agreement the right to use the names, designs, illustrations, logos and trademarks of Sponsor in connection with the promotion of the Event; provided, however, that KCBS-FM Marketing shall be bound by any restrictions which Sponsor informs KCBS-FM Marketing of in advance and in writing.

Non-Solicit. For a period of ninety (90) days commencing upon the expiration or termination of this Agreement, Sponsor hereby agrees that it will not solicit, engage, retain or otherwise utilize any sponsors, that Sponsor is not already engaged in a promotional relationship associated with the Event, or those that were identified, secured or retained by KCBS-FM Marketing for any future event or promotion conducted by Sponsor either directly or on behalf of any third party.

Entire Agreement; Choice of Law; Severability. This Agreement constitutes the entire agreement between the parties and shall supersede any and all other agreements, whether oral or otherwise, between the parties. Any amendment or modification of this Agreement must be in writing and signed by authorized representatives of both parties. The Agreement will be governed by and construed according to the laws of the State of **California**. If any term or provision of this Agreement, or the application thereof to any person or circumstance shall, to any extent be held invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

Counterparts. This Agreement may be executed in one or more counterparts and by facsimile signature, each of which shall be deemed original, and all of which together will constitute one and the same instrument.

Advertising Agreement
Coupon Insertion Order

Encore Associates, Inc. "Publisher"
2333 San Ramon Valley Blvd. Suite 185
San Ramon, CA 94583-1613

Telephone: 925.837.6933
Facsimile: 925.678.2340

Date: ______________________________

Date: ______________________________

Order # ______________________________

Advertiser Name

____

Bill To: ____

Mailing Address ______________________________ **City** ______________ **State** ____ **Zip** __________

Contact Person ______________________________ **Telephone** ______________ **Fax** ______________

E-Mail ______________________________

Brand ______________________________ Category ______________________________

Product Description ______________________________ Pkg Size ____________ Coupon Value ______________

Bar Code UPC-A ______________________________ Reports: By Location______, By Product______, Freq: - D - M - Q

Start Date ______________________________ End Date ______________________________

Logo Art Due By: ______________________________ Via: ______________________________



Coupon Sample
H1
Coupon Sample
H2
V 1
Coupon Sample
V 2
Coupon Sample
V 3
Coupon Sample

Disclaimer: Attached ______ Emailed ______ To Follow By ________

1. **Coupon Rate/Week $___________ X ___________ Locations = $___________ Weekly Total**
2. **Banner Ad Rate/Week $___________ X ___________ Locations = $___________ Weekly Total**

Weekly Total (1 +2) $_____________ X __________ Total Weeks = $___________ Total Contract

General Terms and Conditions

1) Advertiser acknowledges that it is familiar with and agrees to be bound by all terms and conditions contained in the current Rate Card for the services provided hereunder, and said terms and conditions are incorporated herein by reference. If the terms of this Agreement are in conflict with the Rate Card, then the terms herein shall prevail.

2) Unless otherwise agreed in writing, the first month's advertising fees are due upon the execution of this Agreement and, thereafter, pro rata monthly in advance. A non-refundable 50% deposit on production costs is due upon execution of this Agreement, with the remainder due upon Advertiser's acceptance of the completed advertisement. Acceptable forms of payment are (a) monthly payments by: electronic funds transfer, automatic credit card payments (Visa, MasterCard, American Express), check, or Purchase Order, or (b) payment in full for the specified term of the Agreement. Cancellation by Advertiser after 3 days of the execution of this Agreement will result in direct forfeiture of any payments or deposits.

   If monthly payments are not may timely, Publisher, at its sole option, may immediately terminate the Agreement. Advertiser shall then be liable to Publisher for fees due for the remaining months of the Agreement, all attorney fees and other costs of collection, and interest on past due amounts. Interest will accrue on amounts past due more than 15 days at the rate of the lesser of one and one-half percent (1.5%) per month or the lawful maximum. Advertiser is also responsible for any additional fees as a result of returned checks, insufficient funds, or other fees associated with payments made or to be made under this Agreement.

   Should any tax be levied on advertising charges, the Advertiser assumes responsibility for payment thereof.

3) The term of 3D Holographic and/or Coupon Insertion advertising shall be continuous unless otherwise specified in this Agreement. Termination of the advertising after three (3) days after the execution of this Agreement must be made only upon ninety (90) days written notice from one party to the other. Advertisers shall be responsible for payment in full of all owed fees, regardless of termination. In the event a kiosk location becomes unavailable, Publisher shall be permitted reasonable time to relocate the kiosk and/or place advertising on another, suitable kiosk, or shall terminate this Agreement in Writing, as described herein. All fees paid in advance for monthly service only shall be reimbursed to Advertiser in a reasonable time, only in the event of termination due to loss of kiosk location.

4) Advertiser grants the right to use, reproduce, publicly display and distribute Advertiser's advertisement and warrants that Advertiser has the right to grant such license. Advertiser represents that they are the owner or is licensed to use the entire contents and subject matter contained in its advertisement, including, without limitation, (a) the names and/or pictures of persons; (b) any copyrighted material, trademarks, service marks, logos, and/or depictions of trademarked or service marked goods or services; and (c) any testimonials or endorsements contained in the advertisement. In addition, Advertiser represents that the advertisement does not violate any applicable local, state or federal law or regulation. The Advertiser will indemnify and hold harmless Publisher against any and all third party claims, damages, liabilities, costs and expenses, including reasonable legal fees and expenses, arising out of or related to: (i) Advertiser breach of any covenants representations and warranties made therein, (ii) Publisher's performance under this contract, and (iii) the copying, printing, distributing, transmitting or publishing of Advertiser's advertisement by Publisher.

5) Publisher shall retain full title and ownership of the software, programs, and advertising programming installed on the kiosk and reserves the rights for all content, royalty free, for use on this or any other kiosk.

6) In the event (i) Publisher fails to display an advertisement in accordance with the schedule provided herein, (ii) Publisher fails to deliver the advertisement at the number of locations specified, or (iii) of any other failure, technical of otherwise, of such advertisement to appear, the sole liability of Publisher to Advertiser shall be limited to, at Publisher's sole discretion, a pro rata refund of the advertising fee representing the undelivered placement of the advertisement. UNDER NO CIRCUMSTANCES WILL PUBLISER BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATON, FOR LOST INCOME OR PROFITS, IN ANY WAY ARISING OUT OF OR RELATED TO THIS CONTRACT, EVEN IF PUBLISHER HAS BEEN ADVISED AS TO THE POSSIBILITY OF SUCH DAMAGES.

7) Advertisers and advertising agencies assume full responsibility for all content of advertisements/coupon promotions and for any subsequent claims against the Publisher.

8) Publisher reserves the right to reject any advertising/coupon.

9) Publisher will not be bound by conditions, printed or otherwise, on contracts, order blanks, or instructions submitted by Advertiser, when such conflict with this contract.

10) Publisher will not be held liable for errors in key numbers.

11) The construction, interpretation and performance of any advertising contracts and/or coupon insertion orders shall be governed by the laws of the State of California, exceeding any conflicts of law rule a principle that might require the application of the laws of another jurisdiction.

12) In the event any dispute or controversy arising out of this contract cannot be settled, such controversy or dispute shall be submitted to arbitration in Los Angeles County, California pursuant to the then-existing rules of the American Arbitration Association governing commercial transactions.

Advertiser authorizes and instructs Publisher to display in a good and workmanlike manner, and to maintain in accordance with the terms set forth above, the Manufacturer's Coupon described above and/or on the attached list. In consideration thereof, Advertiser agrees to pay Publisher all contract amounts within thirty (30) days after date of billing. Advertiser acknowledges and agrees to be bound by the terms and conditions contained on both sides of this contract.

The undersigned representative or agent of Advertiser hereby warrants to Publisher that he/she is authorized to execute this contract on behalf of Advertiser.

Advertiser: ______________________ Representative: ______________________ Date _______

Position (printed) ______________________ Name (Print) ______________________

This contract is NOT BINDING UNTIL ACCEPTED by Publisher

ACCEPTED: Encore Associates, Inc.

By: ______________________ Date ________ Name/Position (Print) ______________________

AGENCY

The agency representing Advertiser in this contract executes this contract as an agent for a disclosed principal, but hereby expressly agrees to be liable jointly and severally and in solido with Advertiser for the full and faithful performance of Advertiser's obligations hereunder. Agency waives notice of default and consents to all extensions of payment.

Agency: ______________________ Street Address ______________________

By: ______________________ Date ________ Mailing Address ______________________

Name/Position (Print) ______________________ City ______________ State________ ZIP__________

Exhibit A – Site Locations

LOCATION #____ (PLEASE COMPLETE THIS SECTION IN FULL)
Location Name ____
DBA (Doing Business As) ____
Type of Location ____
Location Daily Traffic __________ Volume $__________ Area Average Annual Income $____________
City ______________________________, State ______, Zip __________________
Contact Name ____
Phone (_______) ________________ Fax (_____) ______________
E-Mail ____

LOCATION #____ (PLEASE COMPLETE THIS SECTION IN FULL)
Location Name ____
DBA (Doing Business As) ____
Type of Location ____
Location Daily Traffic __________ Volume $__________ Area Average Annual Income $__________
City ______________________________, State ______, Zip __________________
Contact Name ____
Phone (______) ______________________________ Fax (_____) ______________
E-Mail ____

LOCATION #____ (PLEASE COMPLETE THIS SECTION IN FULL)
Location Name ____
DBA (Doing Business As) ____
Type of Location ____
Location Daily Traffic __________ Volume $__________ Area Average Annual Income $__________
City ______________________________, State ______, Zip __________________
Contact Name ____
Phone (_______) ______________________________ Fax (_____) ______________
E-Mail ____

LOCATION #____ (PLEASE COMPLETE THIS SECTION IN FULL)
Location Name ____
DBA (Doing Business As) ____
Type of Location ____
Location Daily Traffic __________ Volume $_______ Area Average Annual Income $____________
City ______________________________, State ______, Zip __________________
Contact Name ____
Phone (_______) ______________________________ Fax (_____) ______________
E-Mail ____

LOCATION #____ (PLEASE COMPLETE THIS SECTION IN FULL)
Location Name ____
DBA (Doing Business As) ____
Type of Location ____
Location Daily Traffic __________ Volume $__________ Area Average Annual Income $__________
City ______________________________, State ______, Zip __________________
Contact Name ____
Phone (_______) ______________________________ Fax (_____) ______________
E-Mail ____

Advertising Agreement
3D Holographic Insertion Order

Encore Associates, Inc. "Publisher"
2333 San Ramon Valley Blvd. Suite 185
San Ramon, CA 94583-1613

Telephone: 925.837.6933
Facsimile: 925.678.2340

Date: ______________________________

Date: ______________________________

Order # ______________________________

Advertiser Name ______________________________

Bill To: ______________________________

Mailing Address ______________________________ **City** ______________ **State** _____ **Zip** __________

Contact Person ______________________________ **Telephone** ______________**Fax** ______________

E-Mail ______________________________

Brand______________________________ Category ______________________________

Product Description ______________________________

Reports: By Location______; By Product______, Freq: - D - M - Q

Description of Ad-Spot:

Start Date _________ End Date _________ Duration (weeks) _________ Length (5 Sec. Increments): _______

Ad-Spot Rate/Week $ ____________ **X Locations** ____________ **= Weekly Total $** ______________

Weekly Total $ ______________ **X Total Weeks** __________ **= Total $** ______________

Production:

(Story Board _____ **+ Object** _____ **+ Animation** ______ **+ Effects** ______**) x Length = $**____________

Conversion and QA (Delete if produced by Producer) **= $** __________

Total Contract = $ ______________

Materials To Be Provided (Commit Dates)

	Animated Graphics		Narrative	
	Company Logo		Story Board	
	Commercial Voice Over		Graphics	
	Commercial Sound Track		Animated Graphics	
	Videography		T.V. Commercial	
	Photography			

General Terms and Conditions

1) Advertiser acknowledges that it is familiar with and agrees to be bound by all terms and conditions contained in the current Rate Card for the services provided hereunder, and said terms and conditions are incorporated herein by reference. If the terms of this Agreement are in conflict with the Rate Card, then the terms herein shall prevail.

2) Unless otherwise agreed in writing, the first month's advertising fees are due upon the execution of this Agreement and, thereafter, pro rata monthly in advance. A non-refundable 50% deposit on production costs is due upon execution of this Agreement, with the remainder due upon Advertiser's acceptance of the completed advertisement. Acceptable forms of payment are (a) monthly payments by: electronic funds transfer, automatic credit card payments (Visa, MasterCard, American Express), check, or Purchase Order, or (b) payment in full for the specified term of the Agreement. Cancellation by Advertiser after 3 days of the execution of this Agreement will result in direct forfeiture of any payments or deposits.

   If monthly payments are not may timely, Publisher, at its sole option, may immediately terminate the Agreement. Advertiser shall then be liable to Publisher for fees due for the remaining months of the Agreement, all attorney fees and other costs of collection, and interest on past due amounts. Interest will accrue on amounts past due more than 15 days at the rate of the lesser of one and one-half percent (1.5%) per month or the lawful maximum. Advertiser is also responsible for any additional fees as a result of returned checks, insufficient funds, or other fees associated with payments made or to be made under this Agreement.

   Should any tax be levied on advertising charges, the Advertiser assumes responsibility for payment thereof.

3) The term of 3D Holographic and/or Coupon Insertion advertising shall be continuous unless otherwise specified in this Agreement. Termination of the advertising after three (3) days after the execution of this Agreement must be made only upon ninety (90) days written notice from one party to the other. Advertisers shall be responsible for payment in full of all owed fees, regardless of termination. In the event a kiosk location becomes unavailable, Publisher shall be permitted reasonable time to relocate the kiosk and/or place advertising on another, suitable kiosk, or shall terminate this Agreement in Writing, as described herein. All fees paid in advance for monthly service only shall be reimbursed to Advertiser in a reasonable time, only in the event of termination due to loss of kiosk location.

4) Advertiser grants the right to use, reproduce, publicly display and distribute Advertiser's advertisement and warrants that Advertiser has the right to grant such license. Advertiser represents that they are the owner or is licensed to use the entire contents and subject matter contained in its advertisement, including, without limitation, (a) the names and/or pictures of persons; (b) any copyrighted material, trademarks, service marks, logos, and/or depictions of trademarked or service marked goods or services; and (c) any testimonials or endorsements contained in the advertisement. In addition, Advertiser represents that the advertisement does not violate any applicable local, state or federal law or regulation. The Advertiser will indemnify and hold harmless Publisher against any and all third party claims, damages, liabilities, costs and expenses, including reasonable legal fees and expenses, arising out of or related to: (i) Advertiser breach of any covenants representations and warranties made therein, (ii) Publisher's performance under this contract, and (iii) the copying, printing, distributing, transmitting or publishing of Advertiser's advertisement by Publisher.

5) Publisher shall retain full title and ownership of the software, programs, and advertising programming installed on the kiosk and reserves the rights for all content, royalty free, for use on this or any other kiosk.

6) In the event (i) Publisher fails to display an advertisement in accordance with the schedule provided herein, (ii) Publisher fails to deliver the advertisement at the number of locations specified, or (iii) of any other failure, technical of otherwise, of such advertisement to appear, the sole liability of Publisher to Advertiser shall be limited to, at Publisher's sole discretion, a pro rata refund of the advertising fee representing the undelivered placement of the advertisement. UNDER NO CIRCUMSTANCES WILL PUBLISER BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATON, FOR LOST INCOME OR PROFITS, IN ANY WAY ARISING OUT OF OR RELATED TO THIS CONTRACT, EVEN IF PUBLISHER HAS BEEN ADVISED AS TO THE POSSIBILITY OF SUCH DAMAGES.

7) Advertisers and advertising agencies assume full responsibility for all content of advertisements/coupon promotions and for any subsequent claims against the Publisher.

8) Publisher reserves the right to reject any advertising/coupon.

9) Publisher will not be bound by conditions, printed or otherwise, on contracts, order blanks, or instructions submitted by Advertiser, when such conflict with this contract.

10) Publisher will not be held liable for errors in key numbers.

11) The construction, interpretation and performance of any advertising contracts and/or coupon insertion orders shall be governed by the laws of the State of California, exceeding any conflicts of law rule a principle that might require the application of the laws of another jurisdiction.

12) In the event any dispute or controversy arising out of this contract cannot be settled, such controversy or dispute shall be submitted to arbitration in Los Angeles County, California pursuant to the then-existing rules of the American Arbitration Association governing commercial transactions.

Advertiser authorizes and instructs Publisher to display in a good and workmanlike manner, and to maintain in accordance with the terms set forth above, the Manufacturer's Coupon described above and/or on the attached list. In consideration thereof, Advertiser agrees to pay Publisher all contract amounts within thirty (30) days after date of billing. Advertiser acknowledges and agrees to be bound by the terms and conditions contained on both sides of this contract.

The undersigned representative or agent of Advertiser hereby warrants to Publisher that he/she is authorized to execute this contract on behalf of Advertiser.

Advertiser: ______________________ Representative: ______________________ Date ______

Position (printed) ______________________ Name (Print) ______________________

This contract is NOT BINDING UNTIL ACCEPTED by Publisher

ACCEPTED: Encore Associates, Inc.

By: ______________________ Date ________ Name/Position (Print) ______________________

AGENCY

The agency representing Advertiser in this contract executes this contract as an agent for a disclosed principal, but hereby expressly agrees to be liable jointly and severally and in solido with Advertiser for the full and faithful performance of Advertiser's obligations hereunder. Agency waives notice of default and consents to all extensions of payment.

Agency: ______________________ Street Address ______________________

By: ______________________ Date __________ Mailing Address ______________________

Name/Position (Print) ______________________________ City ______________ State______ ZIP__________

Exhibit A – Site Locations

LOCATION #____ (PLEASE COMPLETE THIS SECTION IN FULL)
Location Name ____
DBA (Doing Business As) ____
Type of Location ____
Location Daily Traffic __________ Volume $_________ Area Average Annual Income $_____________
City _______________________________________, State ______, Zip __________________
Contact Name ____
Phone (_______) ____________________________________ Fax (_____) ____________
E-Mail ____

LOCATION #____ (PLEASE COMPLETE THIS SECTION IN FULL)
Location Name ____
DBA (Doing Business As) ____
Type of Location ____
Location Daily Traffic __________ Volume $_________ Area Average Annual Income $_____________
City _______________________________________, State ______, Zip __________________
Contact Name ____
Phone (_______) ____________________________________ Fax (_____) ____________
E-Mail ____

LOCATION #____ (PLEASE COMPLETE THIS SECTION IN FULL)
Location Name ____
DBA (Doing Business As) ____
Type of Location ____
Location Daily Traffic __________ Volume $_________ Area Average Annual Income $_____________
City _______________________________________, State ______, Zip __________________
Contact Name ____
Phone (_______) ____________________________________ Fax (_____) ____________
E-Mail ____

LOCATION #____ (PLEASE COMPLETE THIS SECTION IN FULL)
Location Name ____
DBA (Doing Business As) ____
Type of Location ____
Location Daily Traffic __________ Volume $_________ Area Average Annual Income $_____________
City _______________________________________, State ______, Zip __________________
Contact Name ____
Phone (_______) ____________________________________ Fax (_____) ____________
E-Mail ____

LOCATION #____ (PLEASE COMPLETE THIS SECTION IN FULL)
Location Name ____
DBA (Doing Business As) ____
Type of Location ____
Location Daily Traffic __________ Volume $_________ Area Average Annual Income $_____________
City _______________________________________, State ______, Zip __________________
Contact Name ____
Phone (_______) ____________________________________ Fax (_____) ____________
E-Mail ____